Exhibit 10.4

To:	Standard Parking Corp
900 N Michigan Ave Ste 1600
Chicago, IL 606116539
United States
Attn:	Marc Baumann
Telephone:	312 274 2193
Fax:	312 640 8203

From:	Bank of America, N.A.
200 N College Street
Charlotte, North Carolina 28255-0001
U.S.A.
Department:	Swaps Operations
Telephone:	(+1) 980 683 2797
Fax:	(+1) 866 255 1444

This Confirmation supersedes and replaces any and all Confirmations previously sent to you in respect of this Transaction.

Date:	25th October 2012

Our Reference No:	60668607
Reference Name:	Tim Coleman
Internal Tracking No:	60668607
Admin No:	12BN187939

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Standard Parking Corp and Bank of America, N.A. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below (the “Agreement”).

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 16th October 2012, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation “Party A” means Bank of America, N.A. and “Party B” means Standard Parking Corp.

General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As per Schedule A below.

Trade Date:	25th October 2012

Effective Date:	31st October 2012

Termination Date:	30th September 2017, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:

The last calendar day of each Month, commencing on the last calendar day of November 2012 and ending on the Termination Date, subject to adjustment in accordance with the Preceding Business Day Convention

Fixed Rate:	0.75250 per cent

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:

The last calendar day of each Month, commencing on the last calendar day of November 2012 and ending on the Termination Date, subject to adjustment in accordance with the Preceding Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	First day of each Calculation Period

Business Days:	London and New York

Calculation Agent:	Party A

Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the recording of conversations between trading and marketing personnel of the parties to this Transaction whether by one or other or both of the parties or their agents.

Account Details:

As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other party in writing and such instructions shall be deemed to be incorporated into this Confirmation.

Offices:

The Office of Party A for this Transaction is:	Charlotte - NC, United States

Please send reset notices to fax no. (+1) 866 218 8487
The Office of Party B for this

Transaction is:	Chicago - IL, United States

SCHEDULE A

Calculation Period
(from but excluding and to and including)			Notional Amount (USD):
31 October 2012	to	30 November 2012	50,000,000.00
30 November 2012	to	31 December 2012	50,000,000.00
31 December 2012	to	31 January 2013	48,875,000.00
31 January 2013	to	28 February 2013	48,875,000.00
28 February 2013	to	28 March 2013	48,875,000.00
28 March 2013	to	30 April 2013	47,750,000.00
30 April 2013	to	31 May 2013	47,750,000.00
31 May 2013	to	28 June 2013	47,750,000.00
28 June 2013	to	31 July 2013	46,625,000.00
31 July 2013	to	30 August 2013	46,625,000.00
30 August 2013	to	30 September 2013	46,625,000.00
30 September 2013	to	31 October 2013	45,500,000.00
31 October 2013	to	29 November 2013	45,500,000.00
29 November 2013	to	31 December 2013	45,500,000.00
31 December 2013	to	31 January 2014	44,375,000.00
31 January 2014	to	28 February 2014	44,375,000.00
28 February 2014	to	31 March 2014	44,375,000.00
31 March 2014	to	30 April 2014	43,250,000.00
30 April 2014	to	30 May 2014	43,250,000.00
30 May 2014	to	30 June 2014	43,250,000.00
30 June 2014	to	31 July 2014	42,125,000.00
31 July 2014	to	29 August 2014	42,125,000.00
29 August 2014	to	30 September 2014	42,125,000.00
30 September 2014	to	31 October 2014	41,000,000.00
31 October 2014	to	28 November 2014	41,000,000.00
28 November 2014	to	31 December 2014	41,000,000.00
31 December 2014	to	30 January 2015	39,500,000.00
30 January 2015	to	27 February 2015	39,500,000.00
27 February 2015	to	31 March 2015	39,500,000.00
31 March 2015	to	30 April 2015	38,000,000.00
30 April 2015	to	29 May 2015	38,000,000.00
29 May 2015	to	30 June 2015	38,000,000.00
30 June 2015	to	31 July 2015	36,500,000.00
31 July 2015	to	28 August 2015	36,500,000.00
28 August 2015	to	30 September 2015	36,500,000.00
30 September 2015	to	30 October 2015	35,000,000.00
30 October 2015	to	30 November 2015	35,000,000.00
30 November 2015	to	31 December 2015	35,000,000.00

31 December 2015	to	29 January 2016	33,500,000.00
29 January 2016	to	29 February 2016	33,500,000.00
29 February 2016	to	31 March 2016	33,500,000.00
31 March 2016	to	29 April 2016	32,000,000.00
29 April 2016	to	31 May 2016	32,000,000.00
31 May 2016	to	30 June 2016	32,000,000.00
30 June 2016	to	29 July 2016	30,500,000.00
29 July 2016	to	31 August 2016	30,500,000.00
31 August 2016	to	30 September 2016	30,500,000.00
30 September 2016	to	31 October 2016	29,000,000.00
31 October 2016	to	30 November 2016	29,000,000.00
30 November 2016	to	30 December 2016	29,000,000.00
30 December 2016	to	31 January 2017	27,125,000.00
31 January 2017	to	28 February 2017	27,125,000.00
28 February 2017	to	31 March 2017	27,125,000.00
31 March 2017	to	28 April 2017	25,250,000.00
28 April 2017	to	31 May 2017	25,250,000.00
31 May 2017	to	30 June 2017	25,250,000.00
30 June 2017	to	31 July 2017	23,375,000.00
31 July 2017	to	31 August 2017	23,375,000.00
31 August 2017	to	29 September 2017	23,375,000.00

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

Accepted and confirmed as of the date first written:
Bank of America, N.A.	Standard Parking Corp

By:	/s/ Katherine A. Andrews
Name:	Katherine A. Andrews
Title:	Managing Director, Sr. Group Operations Manager

Authorised Signatory	By:	/s/ Marc Baumann
	Name:	G. Marc Baumann
	Title:	Chief Financial Officer, Treasurer & President of Urban Operations

Our Reference Number:	60668607
Amended